Exhibit 99.1

KINETICS ACQUISITION POSITIONS DYNACAST AS A GLOBAL MIM FRONT-RUNNER

Dynacast is delighted to announce that on Tuesday, September 30th, Kinetics Climax, Inc. (“Kinetics”) became an indirect wholly-owned subsidiary of Dynacast International Inc. In conjunction with the acquisition Kinetics is changing its name and will trade as Kinetics Dynacast Inc.

“This acquisition establishes Dynacast not only as a premier precision component manufacturer globally, but also as a front-runner in the growing Metal Injection Molding market,” stated Simon Newman, Dynacast’s Chief Executive Officer.

Kinetics is a North American leader in the Metal Injection Molding (“MIM”) industry. The business is synonymous with quality and performance, and brings exciting technology and experience to Dynacast.

Kinetics’ experience in complementary markets, including the medical and automotive industries, aligns with Dynacast’s expertise and the acquisition is expected to be a mutually beneficial relationship for both companies and their customers.

Dynacast’s in-house tooling expertise and design innovation will enhance Kinetics’ MIM manufacturing processes. In turn, by leveraging Kinetics’ technology and MIM experience, Dynacast will be able to accelerate the development of their own existing MIM operations, adding even greater value to their customers and solidifying their position as a leading multi-faceted supplier in the global precision metal marketplace.

About Dynacast International Inc.

Dynacast International is a global manufacturer of small, engineered metal components. Utilizing proprietary die cast and MIM technologies, we offer robust solutions to companies in automotive, consumer electronics, healthcare, hardware, computers and peripherals and many other industries.

Dynacast produces precision components by combining extensive engineering knowledge with our specialized manufacturing technologies. We provide cost effective solutions for our customers worldwide by identifying opportunities to redesign or consolidate products and assemblies through die casting and MIM. We have a history of delivering value to our customers through our engineering expertise, efficient operations and Advanced Quality Planning systems.

With Global Headquarters in Charlotte, NC, Dynacast operates 23 manufacturing facilities in 16 countries worldwide.

For more information, please contact:

Simon Newman, CEO ☐ Dynacast International Inc. ☐ Phone: +1-704-927-2790

Forward-Looking Statements

Certain statements contained in this news release may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “contemplate,” “believe,” “estimate,” “anticipate,” “continue,” “expect,” “intend,” “predict,” “project,” “potential,” “possible,” “may,” “plan,” “should,” “would,” “goal,” “target” or other similar expressions or, in each case, their negative or other variations or comparable terminology. Forward-looking statements express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, and include statements herein about the benefits of the acquisition and all matters that are not historical facts. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance. By their nature, forward-looking statements involve certain risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Actual outcomes or results may differ materially from those made in or suggested by the forward-looking statements. Factors that may cause actual outcomes or results to differ materially from forward-looking statements include, among others, our ability to successfully integrate Dynacast’s and Kinetics’ operations and employees and to fully realize the anticipated benefits of the transaction. Additional factors include those discussed in Part II, Item 1A. Risk Factors in our Form 10-K filed on March 14, 2014 and in any of our subsequent filings with the Securities and Exchange Commission.